SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 10, 2010

T-3 ENERGY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-19580	76-0697390
(State or Other Jurisdiction of
Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
7135 Ardmore
Houston, Texas 77054
(Address of principal executive offices) (zip code)
(713) 996-4110
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     On May 10, 2010 Hercules Offshore, Inc. (“Hercules”) announced that Lisa W. Rodriguez resigned as Hercules’ Senior Vice President and Chief Financial Officer and accepted the position of Hercules’ Vice President, Human Resources. Ms. Rodriguez is currently a member of the board of directors of T-3 Energy Services, Inc. (the “Company”) and is a nominee for election as Class III Director at the Company’s annual meeting of stockholders to be held on June 14, 2010 (the “Annual Meeting”). Ms. Rodriguez serves as the chairman of the Company’s audit committee of the board of directors and is a named audit committee financial expert in the Company’s proxy statement furnished in connection with the Annual Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T-3 ENERGY SERVICES, INC.
Date: May 11, 2010	By:	/s/ James M. Mitchell
James M. Mitchell
Chief Financial Officer and Senior Vice President

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